Principal Variable Contracts Funds, Inc.
Supplement dated May 2, 2017
to the Statutory Prospectus dated May 1, 2017
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference
Throughout the Prospectus, make the following changes:

•
Change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI and PGI became the investment advisor to the Fund.

•	Change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.

SUMMARIES FOR PRINCIPAL LIFETIME ACCOUNTS
In the Account Summaries for the Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, and 2060 Accounts, add the following after the reference to Jeffrey R. Tyler (remove effective March 2018) and add the following to the list of Portfolio Managers:

•	Scott Smith (since 2017), Associate Portfolio Manager

MANAGEMENT OF THE FUND
In the Manager section, replace the existing description of how the portfolio managers share responsibility for managing assets for the Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, and 2060 Accounts with the following, and effective March 2018, delete references to Jeffrey R. Tyler from this section:
The day-to-day portfolio management for the Principal LifeTime Accounts is shared by multiple portfolio managers. The Portfolio Managers and any Associate Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio; however, Associate Portfolio Managers’ authority is more limited than that of Portfolio Managers.
In the Management of the Fund section, in the section listing portfolio managers for Principal Global Investors, LLC, delete the paragraphs describing the following individuals: Juliet Cohn, Mark Nebelung, Alan Wang, and Mohammed Zaidi and substitute:
Juliet Cohn has been with PGI since 2003. Ms. Cohn is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge, England.
Mark R. Nebelung has been with PGI and its affiliates since 1997. Mr. Nebelung is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. He earned his bachelor's degree in Actuarial Science and Statistics from the University of Waterloo, Canada. He has earned the right to use the Chartered Financial Analyst designation.
Alan Wang has been with PGI since 2012. Mr. Wang is an employee of Principal Global Investors (Hong Kong) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. From 2008 to 2012, he was with Ping An of China Asset Management (Hong Kong). He earned a bachelor’s degree in Economics and International Finance from Renmin University of China and an M.B.A. from the University of Iowa. Mr. Wang has earned the right to use the Chartered Financial Analyst designation.
Mohammed Zaidi has been with PGI since 2012. Mr. Zaidi is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement.  From 2006 to 2012, he was with Martin Currie Investment Management. He earned a bachelor’s degree in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Massachusetts Institute of Technology, Sloan School of Management.

1